Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Eventiko, Inc. (the “Company”) on Form 10-Q for the quarter ended July 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yap Chin Liang, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2024	By:	/s/ Yap Chin Liang
Yap Chin Liang
Chief Executive Officer and Chief Financial Officer